EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JULY 28, 2011 TO THE PROSPECTUS DATED MAY 1, 2011, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2011 of EQ Advisors Trust (“Trust”), as supplemented. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the EQ/Money Market Portfolio (“Portfolio”).

Information Regarding

EQ/Money Market Portfolio

Effective July 28, 2011, information under the caption “EQ/Money Market Portfolio – Investment Risks and Performance” is revised to include the following information:

As prevailing market conditions and the economic environment warrant, and at the discretion of the Portfolio’s Adviser, a percentage of the Portfolio’s total net assets may be un-invested. During such periods, un-invested assets will be held in cash in the Portfolio’s custody account. Cash assets held in the Portfolio’s custody account are not income-generating and would impact the Portfolio’s current yield. Without limitation, such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low or where no interest rate is paid at all, or when Treasuries are in short supply, or due to a dislocation in the Treasury or broader fixed income markets.